                                                                  Exhibit 10.1




                         UNITED STATES DISTRICT COURT

                        NORTHERN DISTRICT OF CALIFORNIA

RANDALL THILL, individually and on behalf of ) CASE NO. 05-CV-4893 JCS
all others similarly situated,               )
                                             ) JOINT STIPULATION OF CLASS ACTION
         Plaintiff,                          ) SETTLEMENT AND RELEASE
                                             )
vs.                                          ) Hon. Joseph C. Spero
                                             )
EDWARD D. JONES & CO., L.P.                  )
                                             )
         Defendant.                          )
                                             )
                                             )
                                             )
                                             )
---------------------------------------------)


         This Joint Stipulation of Class Action Settlement and Release ("Stipulation" or "Settlement") is entered into between plaintiff RANDALL THILL ("THILL"), individually and as a representative of the California Class described herein, and defendant EDWARD D. JONES & CO., L.P. ("EDWARD JONES"). THILL and EDWARD JONES are jointly referred to herein as the "Parties."

                                   SECTION I

                                  DEFINITIONS
                                  -----------

         A. "ADMINISTRATION COSTS" means the fees and costs incurred by the Claims Administrator to administer this Settlement, which amount shall not exceed $100,000.

         B. "ATTORNEY'S FEE AWARD" means the attorney's fees actually awarded by the Court to Class Counsel pursuant to Section VII below.


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         C. CALIFORNIA ACTION" shall mean the above-styled lawsuit currently pending in the United States District Court for the Northern District of California, entitled Randall Thill, individually and on behalf of all others similarly situated v. Edward D. Jones & Co., L.P., Case No. 05-CV-4893JCS.

         D. "CALIFORNIA CLASS" or "CALIFORNIA CLASS MEMBERS" shall mean all individuals (including THILL) who are or were employed by EDWARD JONES in Covered Positions during the Covered Period in the State of California. The Parties hereby stipulate that the California Class excludes those individuals who are (or were) general partners, but only for that portion of the Covered Period during which they were a general partner.

         E. "CALIFORNIA COURT" shall mean the United States District Court for the Northern District of California, the Hon. Joseph C. Spero presiding.

         F. "CALIFORNIA JUDGMENT" shall mean entry of judgment granting final approval of the California Settlement.

         G. "CALIFORNIA SETTLEMENT" shall mean the settlement reached in the California Action and memorialized by and through this Stipulation.

         H. "CLAIM FORM" shall mean Exhibit 2 to this Stipulation.

         I. "CLAIM/EXCLUSION/OBJECTION DEADLINE" shall mean sixty (60) calendar days following the date the Notice of Class Action Settlement is mailed to California Class Members by the Claims Administrator, as specified in Section IX of this Stipulation.

         J. "CLASS COUNSEL" shall mean Dostart Clapp Gordon & Coveney, LLP and the Thierman Law Firm.

         K. "COMPENSABLE WORK MONTHS" means the total number of full or partial months a California Class Member was employed by EDWARD JONES in a Covered Position for at least 15 calendar days during the Covered Period. For example, if a California Class Member was employed as an Investment Representative in California from January 1, 2002 to April 16, 2002, that individual's Compensable Work Months would be 4. Notwithstanding the foregoing, in no event shall a California Class Member's Compensable Work Months be less than 1.

         L. "COVERED PERIOD" shall mean the time period between October 20, 2001 and the date the California Court preliminarily approves the California Settlement.

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         M. "COVERED POSITIONS" shall mean the positions at EDWARD JONES of
Investment Representative, Financial Advisor, and/or salaried or commissioned Financial Advisor Trainee (excluding Trainees paid at an hourly rate).

         N. "ENHANCEMENT AWARD" means the enhancement amount actually awarded by the Court to THILL pursuant to Section VIII below.

         O. "LITIGATION EXPENSES AWARD" means the litigation expenses actually awarded by the Court to Class Counsel pursuant to Section VII below.

         P. "MONTHLY PAYMENT" shall mean the Net Settlement Consideration divided by the total number of Compensable Work Months for all Participating California Class Members.

         Q. "NATIONAL ACTION" shall mean the consolidated class/collective action pending in the United States District Court for the Western District of Pennsylvania styled James E. Ellis, et al. v. Edward D. Jones & Co. L.P., Case No. 3:06-cv-00066-KRG. The National Action incorporates the following four actions: James Ellis v. Edward D. Jones & Co., L.P. (W.D. Pa. 2006), Gerald Booher v. Edward D. Jones & Co., L.P. (W.D. Pa. 2006); Ani Weaver, on behalf of herself and all others similar situated v. Edward D. Jones & Co., L.P. (W.D. Pa. 2007); and Jack O'Brien, Joshua Dent, individually and on behalf of all others similarly situated v. Edward D. Jones & Co., L.P. (W.D. Pa. 2007).

         R. "NATIONAL CLASS" or "NATIONAL CLASS MEMBERS" shall have the same meanings as those terms are used in the Joint Stipulation of Class Action Settlement and Release in the National Action.

         S. "NATIONAL JUDGMENT" shall mean entry of judgment granting final approval of the National Settlement.

         T. "NATIONAL SETTLEMENT" shall mean the settlement reached in the National Action and memorialized by and through the National Stipulation.

         U. "NATIONAL STIPULATION" shall mean the Joint Stipulation of Class Action Settlement and Release in the National Action.

         V. "NET SETTLEMENT CONSIDERATION" means the Settlement Consideration (including all accrued interest) less the Attorney's Fee Award, Litigation Expenses Award, Enhancement Award, the Administration Costs, and the Set Aside.

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         W. "NOTICE OF CLASS ACTION SETTLEMENT" or "NOTICE" shall mean Exhibit
1 to this California Stipulation, or any comparable Notice that is approved by the Parties and the California Court.

         X. "PARTICIPATING CALIFORNIA CLASS MEMBERS" shall mean California Class Members who will receive settlement payments under Section IX of this Stipulation.

         Y. "PENNSYLVANIA COURT" shall mean the United States District Court for the Western District of Pennsylvania.

         Z. "PRELIMINARY APPROVAL DATE" shall mean the later of the date on which the California Court enters an order granting preliminary approval of the California Settlement or the date on which the Pennsylvania Court enters and order granting preliminary approval of the National Settlement.

         AA. "REQUEST FOR EXCLUSION FORM" shall mean Exhibit 3 or any comparable form that is approved by the Parties and the California Court.

         BB. "SET ASIDE" means the sum of $200,000, which amount shall be used to pay any untimely or disputed claims at the discretion of the Claims Administrator after consultation with the Parties.

         CC. "SETTLEMENT ACCOUNT" shall mean an interest-bearing account at a non-affiliated financial institution of EDWARD JONES' choosing, into which the Settlement Consideration shall be deposited.

         DD. "SETTLEMENT CONSIDERATION" shall mean the funds in the Settlement Account, including all interest accruing thereon.

         EE. "SETTLEMENT EFFECTIVE DATE" shall mean the latest of the following dates: (1) thirty-one (31) calendar days following the date of entry of the California Judgment, if no timely notice of appeal of the California Judgment is filed; (2) if a notice of appeal of the California Judgment is timely filed, the date the appeal of the California Judgment is dismissed or denied and the California Judgment is no longer subject to appeal or other appellate review; (3) thirty-one (31) calendar days following the date of entry of the National Judgment, if no timely notice of appeal of the National Judgment is filed; or (4) if a notice of appeal of the National Judgment is timely filed, the date the appeal of the National Judgment is dismissed or denied and the National Judgment is no longer subject to appeal or other appellate review. Notwithstanding the foregoing, in no event shall any appeal of the award of attorney's fees, litigation expenses, or plaintiff enhancements in the National Action delay the Settlement Effective Date.

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                                  SECTION II

                              FACTUAL BACKGROUND
                              ------------------

         A. This is a class action lawsuit seeking recovery of overtime pay and reimbursement of business-related expenses on behalf of individuals who were employed by EDWARD JONES in the positions of Investment Representative, Financial Advisor, or salaried or commissioned Financial Advisor Trainee (excluding Trainees paid at an hourly rate) (collectively "Financial Advisors") in the State of California.

         B. On October 21, 2005, THILL filed the California Action in the Alameda County Superior Court, where it was assigned Case No. 05-238186. On November 29, 2005, EDWARD JONES removed the California Action to the U.S. District Court for the Northern District of California, where it was assigned Case No. 05-4893.

         C. In his original complaint, which remains the operative complaint, THILL alleges the following claims: (1) restitution of overtime wages due under the Fair Labor Standards Act, 29 U.S.C. section 201 et seq. ("FLSA")
                                                          -------
pursuant to the California Unfair Competition Law, Cal. Bus. & Prof. Code
section 17200 et. seq. ("UCL"); (2) restitution of overtime wages due under
              --------
California law, including Wage Order 4-2001, 8 C.C.R. section 11040 and the UCL; (3) recovery of overtime wages due under California law, pursuant to California Labor Code section 1194; (4) restitution of unlawful wage deductions under California law, pursuant to California Labor Code sections 221, 224, 300 and the UCL; (5) damages under California Labor Code section
226.7 for missed rest and meal breaks; (6) restitution of business-related expenses under California law pursuant to California Labor Code sections 2802, 221, 400-410 and the UCL; (7) recovery of business-related expenses under California Labor Code section 2802; and (8) waiting time penalties under California Labor Code section 203.

         D. Shortly after the California Action was filed, several actions asserting wage-and-hour claims on behalf of EDWARD JONES Financial Advisors outside the State of California were filed. Those actions, which asserted federal Fair Labor Standards Act claims and/or various non-California state claims, are now consolidated before the United States District Court for the Western District of Pennsylvania under the case styled James E. Ellis, et al.
v. Edward D. Jones & Co. L.P., 3:06-cv-00066-KRG (i.e., the "National
Action").

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         E. The Parties (as well as representatives for the parties in the
National Action) attended two mediations in this case. The first occurred on March 5 and 6, 2007 before Hunter Hughes, Esq., a well-respected mediator. That mediation was unsuccessful. The second mediation occurred on July 11, 2007 before David A. Rotman, Esq., another well-respected mediator. At the end of the second mediation, the Parties from both the California Action and the National Action executed a document entitled "Memorandum of Agreement," which sets forth the essential terms of both the California Settlement and the National Settlement.

         F. This Stipulation, and the exhibits referenced hereto, contains all of the agreements between the Parties and their counsel concerning the California Action and the California Settlement. Upon its execution by all Parties, this Stipulation will supersede the July 11, 2007 Memorandum of Agreement as it pertains to the California Settlement. (The National Settlement will be the subject of a separate stipulation of settlement, to be administered by the Pennsylvania Court.) There are no undisclosed side agreements between the Parties or their counsel regarding the Settlement, and no extrinsic oral or written representations or terms shall modify, vary or contradict the terms of the California Stipulation. At all times, the negotiations leading to the Settlement were adversarial, non-collusive, and at arm's-length.

         G. Both the California Stipulation and the National Stipulation are contingent upon the final, non-appealable approval of both the California Settlement and the National Settlement by the California Court and the Pennsylvania Court, respectively.

         H. EDWARD JONES denies any liability or wrongdoing of any kind associated with any of the facts or claims alleged in the California Action. The Parties understand and agree that this Settlement represents a compromise of disputed claims. Nothing contained in this Stipulation, nor the fact of this Stipulation itself, shall be construed as an admission of liability or wrongdoing on the part of EDWARD JONES. Pursuant to Federal Rules of Evidence 408 and California Evidence Code sections 1152 and 1154, this Stipulation, and the exhibits hereto, shall be inadmissible in any proceeding, except as necessary to effectuate the Settlement.


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                                  SECTION III

                 RIGHT TO WITHDRAW FROM CALIFORNIA STIPULATION
                 ---------------------------------------------

         A. Either Party may withdraw from this Stipulation upon the occurrence of any of the following events, but only if the withdrawing Party gives written notice to the other Party no later than five (5) court days following the event giving rise to the right to withdraw:

                  1. The California Court enters an order denying with prejudice the motion for preliminary approval of the California Settlement;

                  2. The California Court enters an order denying with prejudice the motion for final approval of the California Settlement;

                  3. The Pennsylvania Court enters an order denying with prejudice the motion for preliminary approval of the National Settlement;

                  4. The Pennsylvania Court enters an order denying with prejudice the motion for final approval of the National Settlement; or

                  5. The Claims Administrator reports pursuant to Section IX.P below that more than ten percent (10%) of the California Class Members or more than ten percent (10%) of the National Class members have timely requested exclusion from the Settlement.

         B. If a Party exercises its right to withdraw from this Stipulation in accordance with Section III.A above, then:

                  1. The Stipulation shall be deemed void ab initio, and of no
                                                          ---------
further force or effect;

                  2. If the California Class has already been certified, the Parties will jointly move, as soon as practicable, to decertify the California Class; and

                  3. The withdrawing Party shall pay the entire costs and fees of the Claims Administrator (defined below) incurred through the date of the Party's withdrawal.

                                  SECTION IV

                              CLASS CERTIFICATION
                              -------------------

         A. For settlement purposes only, the Parties stipulate to class certification of California Class with respect to the Settled Claims (defined below in Section X).

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         B. The Parties further stipulate for settlement purposes only that
THILL shall be appointed as the Class Representative, and Dostart Clapp Gordon & Coveney, LLP and Thierman Law Firm shall be appointed as Class Counsel.

                                   SECTION V

                           SETTLEMENT CONSIDERATION
                           ------------------------

         A. No later than five (5) court days following the date the California Court enters an order preliminarily approving the California Settlement, EDWARD JONES will deposit the total sum of Twenty One Million Dollars and No Cents ($21,000,000.00) into the Settlement Account. EDWARD JONES will cause the Settlement Consideration to be invested in short-term U.S. Treasury securities with maturity dates of less than 90 days at the time of the deposit. No later than two (2) court days following the deposit, EDWARD JONES will: (1) confirm in writing to Class Counsel that the deposit has, in fact, been made; (2) provide Class Counsel with the name, address, telephone number, and a contact person at the financial institution holding the Settlement Account; and (3) disclose the rate of interest on the Settlement Account. In no event shall EDWARD JONES withdraw, transfer, pledge, impair, or otherwise make use of the funds in the Settlement Account except as permitted under this Stipulation.

         B. The Settlement Consideration will be used to pay:

                  1. Settlement payments to the Participating California Class Members (as discussed in Section IX below);

                  2. The Attorney's Fee Award and the Litigation Expenses Award, subject to approval by the Court (as discussed in Section VII below);

                  3. The Enhancement Award, subject to approval by the Court (as discussed in Section VIII below); and

                  4. The Administration Costs.

         C. EDWARD JONES understands and agrees that that this is a non-reversionary settlement. In other words, if the California Settlement is approved, no portion of the Settlement Consideration will revert to EDWARD JONES.

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         D. EDWARD JONES understands and agrees that it will be responsible to pay the employer's share of payroll taxes and withholding, separate and apart from, and in addition to, the Settlement Consideration.

                                  SECTION VI

                             CLAIMS ADMINISTRATOR
                             --------------------

         The Parties designate Rust Consulting as the Claims Administrator. The Claims Administrator will be responsible for locating California Class Members, mailing the Notices, mailing reminder postcards, collecting the Claim Forms and Request for Exclusion Forms, responding to California Class Member inquiries, issuing settlement checks, and performing such other duties as the Parties may direct. Ten (10) court days following the Settlement Effective Date, the Claims Administrator may deduct the Administration Costs from the Settlement Consideration.

                                  SECTION VII

            PROPOSED ATTORNEY'S FEES AND EXPENSES OF CLASS COUNSEL
            ------------------------------------------------------

         Subject to Court approval, Class Counsel will move for an award of attorney's fees of up to twenty-five percent (25%) of the Settlement Consideration, plus up to $75,000 in litigation expenses incurred by Class Counsel in the California Action. EDWARD JONES will not oppose these motions so long as they are consistent with the provisions of this Section. No later than ten (10) court days following the Settlement Effective Date, the Claims Administrator will pay to Class Counsel from the Settlement Consideration the attorney's fees and litigation expenses that are actually awarded by the Court (which amounts are referred to herein as the "Attorney's Fee Award" and the "Litigation Expenses Award," respectively). The effectiveness of this Settlement is not conditioned upon any specific Attorney's Fee Award or Litigation Expenses Award by the Court.

                                 SECTION VIII

                 PROPOSED ENHANCEMENT FOR CLASS REPRESENTATIVE
                 ---------------------------------------------

         Subject to Court approval, Class Counsel will move for an enhancement award to the Class Representative of up to $25,000 to compensate him for the time he spent, and the risk he undertook, in filing and participating in the California Action. No later than ten (10) court days following the

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Settlement Effective Date, the Claims Administrator shall pay to the Class
Representative from the Settlement Consideration the enhancement that is awarded by the Court (which amount is referred to herein as the "Enhancement Award"). EDWARD JONES will not oppose any motion seeking an enhancement payment that is consistent with the provisions of this Section. The effectiveness of this Settlement is not conditioned upon any specific Enhancement Award by the Court.

                                  SECTION IX

                          NOTICE AND CLAIM PROCEDURE
                          --------------------------

         A. No later than ten (10) court days following the Preliminary Approval Date, EDWARD JONES will provide to Class Counsel and the Claims Administrator an electronic database ("Database") containing the following information with respect to each California Class Member: (1) his or her name;
(2) his or her last-known home address; (3) his or her last-known home telephone number; (4) his or her social security number; and (5) his or her dates of employment in each Covered Position during the Covered Period. The Database will be true and correct to the best of EDWARD JONES' knowledge. Neither Class Counsel nor the Claims Administrator shall use the Database for any purpose other than to administer the California Settlement.

         B. No later than thirty (30) court days following the Preliminary Approval Date, the Claims Administrator shall mail to each California Class Member the Notice of Class Action Settlement (attached hereto as Exhibit 1), Claim Form (Exhibit 2), Request for Exclusion (Exhibit 3), and a postage-prepaid return envelope (collectively the "Settlement Documents") to that person's last-known address, as reflected in the Database. Prior to the mailing, the Claims Administrator shall run the addresses through the U.S. Postal Service's National Change of Address database and update the Database as necessary.

         C. With regard to any Settlement Documents that are returned to the Claims Administrator as undeliverable, the Claims Administrator will perform customary database searches or skip traces to locate a current address and, if a current address is located, shall promptly re-mail the Settlement Documents. The Claims Administrator shall immediately notify the parties of any undeliverable Settlement Documents.

         D. Promptly after mailing the Settlement Documents, the Claims Administrator will publish a summary notice of the California Settlement in the California edition of the Wall Street Journal.
                              -------------------

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         E. Each Claim Form shall be pre-printed with the number of
Compensable ork Months that the California Class Member worked in a Covered Position during the Covered Period according to EDWARD JONES' records. If a California Class Member disagrees with the number of Compensable Work Months pre-printed on his or her Claim Form, the California Class Member must write his or her correct dates of employment in each Covered Position during the Covered Period and provide documents (e.g. check stubs, cancelled checks, payroll documents, or registration records) evidencing his or her claim. The Compensable Work Months listed on the Claim Form will be presumed to be accurate unless the California Class Member proves otherwise. The Claims Administrator shall have the final authority to decide the number of Compensable Work Months worked by a California Class Member, after consulting with the Parties.

         F. California Class Members who are current employees of EDWARD JONES, and who do not file a Request for Exclusion, are automatically deemed to be Participating California Class Members regardless of whether they submit a Claim Form. Accordingly, if a Participating California Class Member is a current employee of EDWARD JONES, he or she need not do anything to receive a settlement payment under this Stipulation.

         G. California Class Members who are no longer employed by EDWARD JONES, must complete a Claim Form to receive a settlement payment under this Stipulation, and must submit that Form to the Claims Administrator no later than the Claim/Exclusion/Objection Deadline (unless that deadline is extended under this paragraph).

         H. With respect to those California Class Members whose Settlement Documents are returned as undeliverable and for whom the Claims Administrator cannot verify a valid current address after the efforts described in Section IX.C above, such California Class Members will not receive a settlement payment (although they will still be bound by this settlement and by the release of claims described below in Section X). The settlement payments for these undeliverables will be distributed to Participating California Class Members, on a pro-rata basis.

         I. The date of submission of a Claim Form is deemed to be the date the Claim Form is deposited in the U.S. Mail, postage pre-paid, as evidenced by the postmark. The Claims Administrator shall review the Claim Form for timeliness and completeness. In the event a Claim Form is timely but is


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not complete, the Claims Administrator shall immediately notify the Class member about the deficiency, and the Class member shall have until seventy
(70) calendar days following the date of mailing of the Notice of Class Action Settlement to cure the deficiency. The Claims Administrator shall have the discretion to honor any late, disputed or defective Claim Form upon a showing of good cause by the Class member and after consultation with the Parties.

         J. Any California Class Member who wishes to be excluded from the California Settlement must complete the Request for Exclusion Form and submit that Form to the Claims Administrator no later than the Claim/Exclusion/Objection Deadline. The date of submission is deemed to be the date the form is deposited in the U.S. Mail, postage pre-paid, as evidenced by the postmark. Any California Class Member who submits a timely and valid Request for Exclusion shall receive no payment under this Settlement and shall not be bound by the release set forth in Section X of this Stipulation.

         K. Any California Class Member who wishes to object to the California Settlement must file a written objection with the California Court, with copies to the Claims Administrator, Class Counsel, and EDWARD JONES' Counsel, no later than the Claim/Exclusion/Objection Deadline. Unless otherwise ordered by the California Court, California Class Members shall not be entitled to speak at the final approval hearing unless they have filed and served a timely written objection.

         L. No later than fifteen (15) calendar days before the Claim/Exclusion/Objection Deadline, the Claims Administrator shall mail out a reminder postcard to those Class members who have not returned a Claim Form or a Request for Exclusion.

         M. The Parties will not, either directly or indirectly, discourage Class members from filing claims nor encourage Class members to object to, or request exclusion from, the Settlement.

         N. Each Participating California Class Member will receive a settlement payment equal to the Monthly Payment multiplied by his or her Compensable Work Months, less his or her share of taxes and withholding. For example, if a Participating California Class Member was employed for 14 Compensable Work Months and the Monthly Payment is Four Hundred Dollars ($400.00), he or she would receive 14 x $400.00, or Four Thousand, Eight Hundred Dollars ($4,800.00), less the Participating California Class Member's share of taxes and withholding.



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         O. For income and payroll tax purposes, the Parties agree that 50% of each settlement payment constitutes wages, and the remaining 50% of each settlement payment constitutes liquidated damages. Each Participating California Class Member who receives a settlement payment, will receive an appropriate IRS Form W-2 and an IRS Form 1099 for any amounts paid under this Stipulation, from either the Claims Administrator or EDWARD JONES, as is appropriate. EDWARD JONES reserves the right to provide such reporting to those Participating California Class Members who are currently employed by it.

         P. No later than ten (10) court days following the Claim/Exclusion/Objection Deadline, the Claims Administrator shall fax or email a report (the "Report") to Class Counsel and EDWARD JONES' Counsel listing the following information: (1) the name and last-known address (as updated through the claims administration process) of each Participating California Class Member; (2) the name and last-known address of each California Class Member who submitted a timely and valid Request for Exclusion Form; (3) the overall percentage of California Class Members who submitted timely and valid Request for Exclusion Forms; and (4) for each Participating California Class Member who receives a settlement payment (a) the gross settlement payment to that Participating California Class Member as calculated in Section IX.K, before deduction of the Class Member's share of taxes and withholding; (b) the amount of the settlement payment attributed to wages; (c) the amount of the settlement payment attributed to liquidated damages; and (d) the net settlement amount payable to the Participating California Class Member, after deduction of the Class Member's share of taxes and withholding.

         Q. No later than five (5) court days following the Settlement Effective Date, EDWARD JONES shall wire transfer the Settlement Consideration (including all interest that has accrued thereon) to the Claims Administrator.

         R. No later than fifteen (15) court days following the Settlement Effective Date, the Claims Administrator shall mail to each Participating California Class Member a settlement check representing the net settlement amount listed on the Report. The Claims Administrator shall be responsible for remitting all necessary taxes and withholdings to the appropriate governmental agencies; except that EDWARD JONES understands and agrees that it shall be solely responsible for paying the employer's share of all applicable payroll taxes to the appropriate governmental agencies.



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         S. In the event that any settlement check is returned to the Claims
Administrator as undeliverable, the Claims Administrator will use reasonable efforts to locate a current address for the Participating California Class Member and, if a current address is found, re-mail the check. Any settlement check that is not cashed within one hundred and eighty (180) days of its issuance by the Claims Administrator shall be void. Notwithstanding the preceding sentence, if a Participating California Class Member demonstrates to the reasonable satisfaction of the Claims Administrator that he or she had good cause for failing to cash the check within this 180-day period, and so informs the Claims Administrator within two hundred and forty (240) calendar days following the Settlement Effective Date, the Claims Administrator shall promptly reissue the check. Any settlement check that is re-issued by the Claims Administrator under this paragraph will be void after three hundred
(300) calendar days following the Settlement Effective Date.

         Q. Any portion of the Settlement Consideration that remains in the possession of the Claims Administrator as of three hundred and one (301) calendar days following the Settlement Effective Date (including any unused portion of the Set Aside and any uncashed or returned settlement payments) shall be paid to the Labor's Training and Community Development Alliance, a 501(c)(3) nonprofit organization that is dedicated to developing employee training programs and providing education about important employment issues.

                                   SECTION X

                               RELEASE OF CLAIMS
                               -----------------

         A. Upon the Settlement Effective Date, the Class Representative and the California Class Members (excluding those California Class Members who submit timely Request for Exclusion Forms) ("Class Releasors"), on behalf of themselves, and each of their heirs, representatives, successors, assigns, and attorneys, shall be deemed to have, and by operation of the California Judgment shall have, fully and finally released and discharged EDWARD JONES, and each of its officers, directors, employees, shareholders, general partners, limited partners, agents, representatives, predecessors, successors, affiliates, assigns, parents, subsidiaries, and attorneys, from any and all of the following claims, rights, demands, liabilities and causes of action of every nature, character, and description, whether sounding in tort, contract, statute, or other applicable law, whether known or unknown, whether anticipated or


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
unanticipated, that arose from the Class Releasors' employment in a Covered Position in California during the Covered Period and were based on any of the following categories of allegations (the "Settled Claims"):

                  1. Any and all claims for unpaid overtime under California or federal law;

                  2. Any and all claims stemming from or based on the alleged misclassification of Covered Positions as exempt under California or federal law;

                  3. Any and all claims for the failure to provide meal and/or rest periods to employees in Covered Positions in accordance with California law;

                  4. Any and all claims alleging the improper assessment of costs, expenses, fines, penalties, chargebacks, trade errors, trade losses, or settlements on employees in Covered Positions (i.e., wage deduction claims) under California law;

                  5. Any and all claims for failure to reimburse or indemnify employees in Covered Positions for their business costs or expenses, including without limitation claims for reimbursement of costs spent on or imposed for any type of business expense or support staff (i.e., business expense claims), under California law;

                  6. Any and all claims based on frequency of pay, wage statements, manner of payment, and/or record keeping; and

                  7. Any and all claims for penalties or damages relating to claims described in subparagraphs (1) through (6) above, including but not limited to the following types of relief: salary, bonuses, commissions, draws, trips, prizes, awards, vacation, employee benefits, overtime wages, minimum wages, meal and rest breaks, business expenses, wage deductions, incentives, and profit sharing.

         B. "Settled Claims" include claims that fall within the above definition and arise under the federal Fair Labor Standards Act, the Portal to Portal Act, California Labor Code Sections 96 through 98.2 et seq., the
                                                           -------
California Payment of Wages Law, and, in particular, California Labor Code
Section 200 et seq., including California Labor Code Sections 200 through 243
            -------
and Sections 203 and 218 and 218.5 in particular, California Labor Code
Section 300 et. seq., California Labor Code Section 1194, California Labor
            --------
Code Sections 2802 and 2804, the California Unfair Competition Act, and in particular, California Business and Professional Code


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

Section 17200 et seq., the California Labor Code Private Attorneys General Act
              -------
of 2004, codified at California Labor Code Sections 2698 through 2699, California Code of Civil Procedure Section 1021.5, and any other provision of the California Labor Code or applicable California Industrial Welfare Commission Wage Orders, in all of their iterations (including without limitation Wage Order 4 and the wage, overtime, meal and rest period, record-keeping, and deduction provisions thereof).

         C. Upon the Settlement Effective Date, EDWARD JONES, on behalf of itself, and each of its officers, directors, employees, shareholders, general partners, limited partners, agents, representatives, predecessors, successors, assigns, parents, subsidiaries, insurers, and attorneys, shall be deemed to have fully and finally released the Class Representative and Class Counsel, and each of their heirs, representatives, assigns, attorneys, partners, limited partners, officers, shareholders, and employees, from any claim arising from or related to the California Action or the Class Representative's employment with EDWARD JONES.

         D. It is the desire of the Parties to fully, finally, and forever settle, compromise, and discharge disputes and claims asserted in the California Action against EDWARD JONES whether known or unknown, liquidated or unliquidated. The Parties agree that, upon the Settlement Effective Date, EDWARD JONES and the Class Representative will have expressly, knowingly, and intentionally waived, and each of the California Class Members shall be deemed to have, and by operation of the California Judgment will have waived, all rights, benefits, and protection under any applicable statute, legal doctrine, or other authority that restricts the release of unknown claims, including but not limited to California Civil Code Section 1542, to the extent Civil Code section 1542 is applicable. Section 1542 states:

                  A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

EDWARD JONES and the Class Representative acknowledge the consequence of this waiver, and the California Class Members shall be deemed by operation of the California Judgment to have acknowledged the consequence and significance of this waiver, and all assume full responsibility for any loss that may be incurred by reason of such waiver. EDWARD JONES and the Class Representative

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
further acknowledge, and the California Class Members shall be deemed by operation of the California Judgment to have acknowledged, that the foregoing waiver was separately bargained for and a key element of the California Settlement.

                                  SECTION XI

                                CONFIDENTIALITY
                                ---------------

         A. Prior to the filing of the motion for preliminary approval of the California Settlement, the Parties will keep the terms of this Stipulation and the National Stipulation, as well as the negotiations leading thereto, confidential. Notwithstanding the preceding sentence, the Parties have the right to make any and all disclosures to the California Court that may be necessary to carry out or enforce this Stipulation or the Memorandum of Agreement dated July 11, 2007.

         B. Upon the filing of the Motion for Preliminary Approval of the California Settlement and thereafter, except as provided in this Stipulation, the Parties agree not to seek any media coverage or issue any press releases regarding the California Settlement or the National Settlement, or the negotiations leading thereto, absent the consent of all Parties.

         C. Notwithstanding the preceding provisions of this Section, Edward Jones reserves the right to make any and all disclosures necessary to comply with legal and/or regulatory requirements.

                                  SECTION XII

                  RETURN OF ALL DOCUMENTS AND OTHER DISCOVERY
                  -------------------------------------------

         The Parties stipulate that all materials, documents, and other discovery provided by EDWARD JONES to the Class Representative or Class Counsel shall be destroyed and/or returned within sixty (60) calendar days following the Settlement Effective Date pursuant to the Stipulated Protective Order entered in the California Action on August 14, 2006.

                                 SECTION XIII

                           MISCELLANEOUS PROVISIONS
                           ------------------------

         A. EDWARD JONES has represented in good faith that the total number of Compensable Work Months that California Class Members were employed by EDWARD JONES in Covered Positions through December 31, 2006 is less than 40,000 selling months. EDWARD JONES understands that the Class Representative and Class Counsel have relied on this information in entering into this Settlement.

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

         B. EDWARD JONES shall not retaliate against, discriminate against, or harass any California Class Member as a result of that person's participation in the California Action or the California Settlement.

         C. All of the Parties have been represented by counsel throughout all negotiations which preceded the execution of the California Stipulation, and this Stipulation is made with the consent and advice of counsel.

         D. Any notices that are required or authorized under this Stipulation shall be in writing and faxed, emailed, or personally served to the following Party representatives:

         To THILL:                             To EDWARD JONES:

         James F. Clapp                        David M. Harris
         Dostart Clapp Gordon & Coveney, LLP   Greensfelder, Hemker & Gale, P.C.
         4370 La Jolla Village Dr. Ste. 970    10 South Broadway, Ste. 2000
         San Diego, CA 92122                   St. Louis, MO 63102
         Tel: (858) 623-4200                   Tel: (314) 241-9090
         Fax: (858) 623-4299                   Fax: (314) 241-8624
         Email: jclapp@sdlaw.com               Email: dmh@greensfelder.com


         E. The Class Representative and EDWARD JONES waive their right to seek any form of appellate review over any order or judgment that is consistent with the terms of this Stipulation. Notwithstanding the preceding sentence: (1) Class Counsel shall have the right (but not the obligation) to appeal any Attorney's Fee Award or Litigation Expenses Award that is less than the amounts provided in Section VII; and (2) the Class Representative shall have the right (but not the obligation) to appeal any Enhancement Award that is less than the amount provided in Section VIII. However, any such appeal, if taken, shall not otherwise affect the binding nature of the California Settlement. In the event of an appeal of the Attorney's Fee Award, the Litigation Expenses Award, and/or the Enhancement Award set forth above, the maximum amount of the Attorney's Fee Award, the Litigation Expenses Award, and/or the Enhancement Award set forth in Sections VII and VIII above shall remain in the Settlement Account pending resolution of this appeal.

         F. Neither EDWARD JONES, nor the Class Representatives, nor Class Counsel shall, directly or indirectly, appeal the National Judgment for the purpose of delaying the Settlement Effective Date under this Stipulation. In the event of any appeal of the National Judgment, EDWARD JONES will


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
not oppose any attempt by the Class Representatives or Class Counsel to participate in that appeal (either by way of intervention, amicus brief, or otherwise) as potentially interested parties.

         G. This Stipulation may not be modified or amended except in writing, signed by a duly authorized representative of each Party and approved by the California Court.

         H. The Parties and their respective attorneys shall proceed diligently to prepare and execute all documents, seek all necessary California Court approvals, and do all other things reasonably necessary to consummate the California Settlement.

         I. This Stipulation shall be subject to, governed by, construed, enforced, and administered in accordance with the laws of the State of California, both in its procedural and substantive aspects, and shall be subject to the continuing jurisdiction of the California Court. The California Court shall have the authority to consider, rule upon, and issue a final order with respect to any dispute between the Parties or between one or more of the Parties and third persons or entities arising from this Stipulation. This Stipulation shall be construed as a whole according to its fair meaning and intent, and not strictly for or against either Party, regardless of who drafted or who was principally responsible for drafting this Stipulation or any specific term or condition thereof.

         J. This Stipulation may be executed in one or more counterparts. Fax signatures shall be deemed as effective as originals.

         K. In the event that legal action arises out of this Stipulation or is necessary to enforce any of the terms or provisions of this Stipulation, the prevailing party in the action shall be entitled to recover its reasonable attorney's fees and costs.

         L. Each individual signing this Stipulation warrants that he or she is expressly authorized to enter into this Stipulation on behalf of the Party for which that individual signs.

         M. The Parties understand and agree that the California Settlement represents a compromise of disputed claims. Nothing contained in this Stipulation, nor the fact of this Stipulation itself, shall be construed as an admission of liability or wrongdoing on the part of EDWARD JONES. Pursuant to Federal Rule of Evidence 408 and California Evidence Code sections 1152 and 1154, this Stipulation, and the exhibits hereto, shall be inadmissible in any proceeding, except as necessary to effectuate the California Settlement.

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

         N. If, for any reason, any provision of this Stipulation is determined to be invalid or unenforceable, the remaining provisions of the Stipulation nevertheless shall be construed, performed, and enforced as if the invalidated or unenforceable provision had not been in the text of the California Stipulation.

           IN WITNESS WHEREOF, the undersigned have executed this Stipulation as of the date indicated below:


Dated: September 28, 2007                  /s/ Randall Thill
                                           -------------------------------------
                                           RANDALL THILL


Dated: September 28, 2007                  EDWARD D. JONES & CO., L.P.

                                           /s/ Steve Novik
                                           -------------------------------------
                                           Steve Novik
                                           CFO


Dated: September 27, 2007                  DOSTART CLAPP GORDON & COVENEY, LLP
                                           THIERMAN LAW FIRM, P.C.

                                           /s/ James F. Clapp
                                           -------------------------------------
                                           JAMES F. CLAPP
                                           Class Counsel


Dated: September 28, 2007                  GREENSFELDER HEMKER & GALE, P.C.

                                           /s/ David M. Harris
                                           -------------------------------------
                                           DAVID M. HARRIS
                                           Attorneys for Defendant
                                           EDWARD D. JONES & CO., L.P.

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

                       NOTICE OF CLASS ACTION SETTLEMENT
      Thill v. Edward D. Jones & Co., L.P., U.S.D.C. Case No. 05-CV-4893
      ------------------------------------

ATTENTION: THIS NOTICE EXPLAINS YOUR POSSIBLE RIGHT TO RECOVER MONEY AS THE
---------
RESULT OF A $21 MILLION CLASS ACTION SETTLEMENT REACHED ON BEHALF OF INDIVIDUALS WHO ARE OR WERE EMPLOYED BY EDWARD D. JONES & CO., L.P. IN THE POSITIONS OF INVESTMENT REPRESENTATIVE, FINANCIAL ADVISOR, OR SALARIED OR COMMISSIONED FINANCIAL ADVISOR TRAINEE (EXCLUDING TRAINEES PAID AT AN HOURLY
RATE) IN THE STATE OF CALIFORNIA BETWEEN OCTOBER 20, 2001 AND ______________ [INSERT PRELIMINARY APPROVAL DATE] ("California Class Members"). ACCORDING TO EDWARD JONES' RECORDS, YOU ARE A MEMBER OF THE CLASS.

THE DEADLINE FOR EITHER FILING A CLAIM UNDER THE SETTLEMENT, EXCLUDING YOURSELF FROM THE SETTLEMENT, OR OBJECTING TO THE SETTLEMENT IS [***** DATE *****]. PLEASE READ THIS NOTICE CAREFULLY.
        ----------------------------------

         1. WHAT THE CASE IS ABOUT.
            -----------------------

         On October 20, 2005, a class action lawsuit was filed against Edward
D. Jones & Co., L.P. ("Edward Jones"). The lawsuit, entitled Thill v. Edward
                                                             ---------------
D. Jones & Co., L.P., Case No. 05-CV-4893 (the "California Action"), is
--------------------
currently pending in the U.S. District Court for the Northern District of California. The California Action seeks recovery of unpaid wages on behalf of individuals who are or were employed by Edward Jones in one or more of the following positions in the State of California: Investment Representative, Financial Advisor, or salaried or commissioned Financial Advisor Trainee. These positions are referred to in this Notice as the "Covered Positions."

         In general, the California Action claims that Edward Jones should have paid employees in the Covered Positions overtime pay because they did not qualify as "exempt" under federal or California law. The California Action also alleges that Edward Jones took deductions from the wages of (or failed to reimburse) its employees in Covered Positions for certain business-related expenses such as staff support and trading errors in violation of California law. The California Action also alleges that Edward Jones improperly denied such individuals meal and rest breaks in violation of California law.

         Edward Jones denies all of these allegations. Specifically, Edward Jones denies that employees in the Covered Positions are entitled to overtime pay. Further, Edward Jones denies that the deductions from wages and denial of meal and rest breaks at issue in the California Action violated federal or California law.

         The parties have conducted extensive discovery and investigation and have exchanged detailed information about the claims, defenses, and alleged damages at issue in the California Action. The settlement described in this Notice (the "California Settlement") was reached after several months of negotiations, with the assistance of two independent mediators. The terms of the California Settlement, as well as the procedure for receiving a settlement payment, are described below.

         2. CLASS COUNSEL RECOMMEND THE SETTLEMENT.
            ---------------------------------------

         The two law firms that represent the class (listed in Section 4.A below) strongly recommend that the class accept the California Settlement. The claims alleged in the California Action are novel and highly technical. For instance, there is no reported court decision that holds that stockbrokers are entitled to overtime pay or reimbursement of business-related expenses. To the contrary, at least one U.S. District Court and the U.S. Department of Labor have concluded that, in some cases, stockbrokers are not entitled to overtime
                                                     ---
pay under federal law. Similarly, recent court decisions in California suggest that employees may be held liable for certain types of business-related expenses. In other words, the claims alleged in the California Action are highly uncertain. Furthermore, even if the class obtained a favorable judgment in the District Court for the Northern District of California, that judgment would likely be tied up for several years on appeal. Recently, the Ninth Circuit Court of Appeal reversed a $52.5 million judgment for plaintiffs in an overtime class action involving insurance claims adjusters. In light of the substantial risk that the class might not receive anything at all if the California Action proceeded to trial, Class Counsel strongly believe that the California Settlement is in the best interests of the class.

         3. THERE ARE NO ADVERSE CONSEQUENCES OF MAKING A CLAIM.
            ----------------------------------------------------

         Under federal law, it is illegal for Edward Jones to retaliate or take any adverse action against a class member for who elects to receive money under the California Settlement. Edward Jones has a policy against such retaliation and also has agreed, as a term of the California Settlement, that it will comply with the law.

         Furthermore, your decision to accept or refuse money under the
         --------------------------------------------------------------
California Settlement will have no effect on Edward Jones' current or future
----------------------------------------------------------------------------
compensation plans.
-------------------

         4. TERMS OF THE SETTLEMENT. The terms of the California Settlement
            ------------------------
are as follows:

            A. Persons Eligible to Recover Under the California Settlement. You
               ------------------------------------------------------------
are eligible to receive money under the California Settlement if you were employed by Edward Jones in a Covered Position in the State of California at any time between October 20, 2001 and [INSERT PRELIMINARY APPROVAL DATE] (the "Covered Period").

            B. Attorneys Representing the Class ("Class Counsel"). The
               ---------------------------------------------------
Court has appointed the following attorneys to represent the class:

            James F. Clapp                        Mark R. Thierman
            Marita M. Lauinger                    Thierman Law Firm, P.C.
            Dostart Clapp Gordon & Coveney, LLP   7287 Lakeside Dr.
            4370 La Jolla Village Dr. Ste. 970    Reno, NV 89511
            San Diego, CA 92122                   Tel. (775) 284-1500
            Tel. (858) 623-4200                   Fax. (775) 708-5027
            Fax. (858) 623-4299

            C. Total Settlement Amount. Edward Jones will deposit
               ------------------------
Twenty-One Million Dollars and No Cents ($21,000,000.00) into an interest-bearing account at a non-affiliated financial institution (the "Settlement Fund"). The Settlement Fund, along with the interest accrued thereon, will be used to make settlement payments to Participating California Class Members and pay the court-approved attorneys' fees, litigation costs and expenses of Class Counsel, an enhancement payment to the named plaintiff, and the costs of claims administration.

            D. Attorneys' Fees, Litigation Costs and Expenses, and
               ---------------------------------------------------
Enhancement Payment. Class Counsel will ask the Court to award attorneys' fees
--------------------
equal to 25% of the Settlement Fund, plus up to $75,000 in litigation costs and expenses incurred in prosecuting the California Action on behalf of the class. In addition, Class Counsel will ask the Court to authorize an enhancement payment of $25,000 to named plaintiff Randall Thill for his services as Class Representative, as well as his willingness to accept the risk of an unsuccessful outcome in this litigation. The attorneys' fees, litigation costs and expenses, and enhancement payment approved by the Court will be deducted from the Settlement Fund under the California Settlement.

            E. Claims Administration Costs. Subject to Court approval, the
               ----------------------------
Claims Administrator will be allotted a reasonable fee, not to exceed $100,000, for administering the California Settlement. This amount will be paid from the Settlement Fund.

            F. Allocation of Settlement Amount. After the Claims Administrator
               --------------------------------
deducts the court-approved attorneys' fees, litigation costs and expenses, the named plaintiff's enhancement payment, and the costs of claims administration from the Settlement Fund, the net settlement amount remaining (the "Net Settlement Amount") will be divided among all "Participating California Class Members" as follows:

               1. "Participating California Class Members" means (a) all persons who are currently employed by Edward Jones in a Covered Position in California who do not opt out, and (b) all persons who were formerly employed by Edward Jones in a Covered Position in California at any time during the Covered Period (October 20, 2001 to [*** date ***]) and who file a timely Claim Form. (If you are currently employed by Edward Jones in a Covered Position in California, you do not need to file a Claim Form in order to be a "Participating California Class Member.")

               2. Each Participating California Class Member will receive a pro rata share of the Net Settlement Amount based on the number of Compensable Work Months he or she was employed in a Covered Position in California during the Covered Period. "Compensable Work Month" means a month in which the Participating California Class Member was employed in a Covered Position for at least 15 calendar days. For example, if you were employed as a Financial Advisor in California between January 1, 2003 and September 14, 2003, your Compensable Work Months would be 8.

               3. The parties currently estimate that, after deduction of court-approved attorneys' fees, litigation costs and expenses, the enhancement payment, and the costs of claims administration, Participating California Class Members will receive approximately $375 (the "Monthly Payment") for each Compensable Work Month they were employed in a Covered Position in California during the Covered Period. (The exact amount of the Monthly Payment will depend on the number of Compensable Work Months worked by all Participating California Class Members and may be higher or lower than $375.) For example, if your Compensable Work Months is 8 and the Monthly Payment is $375, your settlement amount would be 8 x $375 = $3,000 (less your share of taxes and withholding).

            G. Release of Claims. Upon the effective date of the California
               ------------------
Settlement, the California Class Members (excluding those who submit timely Request for Exclusion Forms) ("Class Releasors"), on behalf of themselves, and each of their heirs, representatives, successors, assigns, and attorneys, shall be deemed to have, and by operation of the California Judgment shall have, fully and finally released and discharged Edward Jones, and each of its officers, directors, employees, shareholders, general partners, limited partners, agents, representatives, predecessors, successors, affiliates, assigns, parents, subsidiaries, and attorneys, from any and all of the following claims, rights, demands, liabilities and causes of action of every nature, character, and description, whether sounding in tort, contract, statute, or other applicable law, whether known or unknown, whether anticipated or unanticipated, that arose from the Class Releasors' employment in a Covered Position in California during the Covered Period and were based on any of the following categories of allegations (the "Settled Claims"): (1) any and all claims for unpaid overtime under California or federal law; (2) any and all claims stemming from or based on the alleged misclassification of Covered Positions as exempt under California or federal law; (3) any and all claims for the failure to provide meal and/or rest periods to employees in Covered Positions in accordance with California law; (4) any and all claims alleging the improper assessment of costs, expenses, fines, penalties, chargebacks, trade errors, trade losses, or settlements on employees in Covered Positions (i.e., wage deduction claims) under California law; (5) any and all claims for failure to reimburse or indemnify employees in Covered Positions for their business costs or expenses, including without limitation claims for reimbursement of costs spent on or imposed for any type of business expense or support staff (i.e., business expense claims), under California law; (6) any and all claims based on frequency of pay, wage statements, manner of payment, and/or record keeping; and (7) any and all claims for penalties or damages relating to claims described in subparagraphs (1) through (6) above, including but not limited to the following types of relief: salary, bonuses, commissions, draws, trips, prizes, awards, vacation, employee benefits, overtime wages, minimum wages, meal and rest breaks, business expenses, wage deductions, incentives, and profit sharing. "Settled Claims" include claims that fall within the above definition and arise under the federal Fair Labor Standards Act, the Portal to Portal Act, California Labor Code Sections 96 through 98.2 et seq., the California
                                                    -------
Payment of Wages Law, and, in particular, California Labor Code Section 200 et seq., including California Labor Code Sections 200 through 243 and
-------
Section 203 and 218 and 218.5 in particular, California Labor Code
Section 300 et. seq., California Labor Code Section 1194, California Labor
            --------
Code Sections 2802 and 2804, the California Unfair Competition Act, and in particular, California Business and Professional Code Section 17200 et seq.,
                                                                    -------
the California Labor Code Private Attorneys General Act of 2004, codified at California Labor Code Sections 2698 through 2699, California Code of Civil Procedure Section 1021.5, and any other provision of the California Labor Code or applicable California Industrial Welfare Commission Wage Orders, in all of their iterations (including without limitation Wage Order 4 and the wage, overtime, meal and rest period, record-keeping, and deduction provisions thereof).

Upon the effective date of the California Settlement, Class Releasors shall be deemed to have, and by operation of the California Judgment shall have, waived the protections of California Civil Code Section 1542 with respect to the Settled Claims, to the extent that section is applicable. Section 1542 states:
"A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor."

         5. YOUR RIGHTS AS A CLASS MEMBER.
            ------------------------------

         You have the right to: (A) elect to accept the benefits of the California Settlement; or (B) object to the California Settlement; or (C)
                       --                                          --
exclude yourself from the California Settlement. If you elect to accept the benefits of the California Settlement (option A), you will be represented at no cost to yourself by Class Counsel. Class Counsel cannot represent you if you choose to object to any aspect of the California Settlement (option B). You may retain counsel at your own expense to represent you if you wish. UNLESS YOU EXCLUDE YOURSELF FROM THE SETTLEMENT, YOU WILL BE BOUND BY THE TERMS OF THE SETTLEMENT.

            A. To Receive Money Under the California Settlement:
               -------------------------------------------------

               1. For Former Employees of Edward Jones: If you are not currently employed by Edward Jones in a Covered Position in California and you wish to receive money under the California Settlement, you must fill out and return by mail the enclosed Claim Form (the GREEN document) to the Claims Administrator at the following address:

                       EDWARD JONES Claims Administrator
                              c/o Rust Consulting
                     [INSERT ADDRESS AND TOLL-FREE NUMBER]

YOUR CLAIM FORM MUST BE POSTMARKED NO LATER THAN [**INSERT
CLAIM/OBJECTION/EXCLUSION DEADLINE**]. If your Claim Form is not postmarked by that date, you not receive a settlement payment but you will be bound by the terms of the

California Settlement if it is approved by the Court. If the Claim Form is sent from within the United States, it must be sent through the United States Postal Service by first class U.S. Mail or the equivalent. Do not use a postage meter because that may not result in a postmark appearing on the envelope containing your Claim Form. If you lose, misplace, or require another Claim Form, you should contact the Claims Administrator as set forth above.

               2. For Current Employees of Edward Jones: If you are currently employed by Edward Jones in a Covered Position in California, you do not need to do anything in order to receive money under the California Settlement. You will receive a settlement check if and when the California Settlement is approved by the Court and becomes effective. Please complete and return the enclosed Claim Form only if you disagree with the number of Compensable Work Months listed on that form or if your address has changed. If you do return the Claim Form, the deadline for postmarking it is (**** insert date *******).

            B. To Object to the California Settlement: If you disagree with
               ---------------------------------------
any part of the California Settlement, you may object to the settlement. To object, you must file a written objection that clearly explains the basis for your objection and file that objection in the Office of the Clerk, U.S. District Court for the Northern District of California, located at 450 Golden Gate Ave., 16th Floor, San Francisco, CA 94102 on or before [**INSERT CLAIM/OBJECTION/EXCLUSION DEADLINE**] with copies to the following attorneys:

            CLASS COUNSEL                          EDWARD JONES' COUNSEL
            -------------                          ---------------------

            James F. Clapp                         David M. Harris
            Dostart Clapp Gordon & Coveney, LLP    Greensfelder, Hemker & Gale, P.C.
            4370 La Jolla Village Dr. Ste. 970     10 South Broadway, Ste. 2000
            San Diego, CA 92122                    St. Louis, MO 63102

            Any written objection must also state your full name, address, and the dates of your employment at Edward Jones. If you file a written objection to the California Settlement, you or your attorney may appear in Court to argue your objection at the Final Approval Hearing. The date, time, and place of the Final Approval Hearing are listed in Section 6 below. Unless you file a timely written objection, you will not be allowed to speak at the Final Approval Hearing. If you fail to file and serve a written objection in the manner described above and by the specific deadline, you will be deemed to have waived any objections and may be foreclosed from making any such objection (whether by appeal or otherwise) to the California Settlement.

            C. To Exclude Yourself from the California Settlement: If you do
               ---------------------------------------------------
not wish to be bound by the California Settlement, you may exclude yourself ("opt out") by completely filling out and returning the enclosed Request for Exclusion Form (the ORANGE document) to the Claims Administrator at the address listed above. To be valid, the Request for Exclusion Form must be postmarked no later than [**INSERT CLAIM/OBJECTION/EXCLUSION DEADLINE**]. If you submit a Request for Exclusion Form after that date, your Request for Exclusion will be rejected and you will be bound by the Release of Claims as described in Section 4.G above and all other terms of the California Settlement. If the Request for Exclusion

Form is sent from within the United States, it must be sent through the United States Postal Service by first class U.S. Mail, or the equivalent. Do not use a postage meter as that may not result in a postmark appearing on the envelope containing your Request for Exclusion Form. If you submit a complete and timely Request for Exclusion Form, you will no longer be a member of the class and will receive no benefits under the California Settlement, but you will retain whatever claims you may have against Edward Jones.

            DO NOT SUBMIT BOTH THE CLAIM FORM AND A REQUEST FOR EXCLUSION. IF YOU SUBMIT BOTH, THE REQUEST FOR EXCLUSION MAY BE INVALID, AND YOU MAY BE INCLUDED IN THE CLASS, AT WHICH POINT YOU WILL BE BOUND BY THE TERMS OF THE CALIFORNIA SETTLEMENT.

         6. FINAL APPROVAL HEARING.
            -----------------------

         The Court will hold a hearing on ____________________, 2008 at ____.m. (Pacific Time), to determine whether the California Settlement should be finally approved as fair, reasonable, and adequate. At the hearing, the Court will also be asked to approve Class Counsel's request for attorneys' fees, litigation costs and expenses, and the enhancement award to the named plaintiff. The Court is located at 450 Golden Gate Ave., 15th Floor, Courtroom A, San Francisco, CA 94102. The hearing may be continued without further notice to the class. YOU ARE NOT REQUIRED TO APPEAR AT THE HEARING.
                             ---

         7. ADDITIONAL INFORMATION.
            -----------------------

         This is a summary of the basic terms of the California Settlement. For the precise terms and conditions of the Settlement, you should consult the "Joint Stipulation of Class Action Settlement and Release," which is on file with the Clerk of the Court. If you have any questions about the California Settlement, you may contact either Class Counsel or the Claims Administrator at the addresses and telephone numbers listed above. PLEASE DO NOT TELEPHONE THE COURT OR EDWARD JONES (OR ITS COUNSEL) ABOUT THIS NOTICE.

                      BY ORDER OF THE U.S. DISTRICT COURT

                                  CLAIM FORM
      Thill v. Edward D. Jones & Co., L.P., U.S.D.C. Case No. 05-CV-4893
      ------------------------------------

Instructions:
-------------

o        For Former Employees of Edward Jones: If you are not currently
         ------------------------------------
employed by Edward Jones in a Covered Position in California, you must complete and return this Claim Form by mail to the Claims Administrator at the address listed below on or before [****** INSERT DATE ******] in order to receive a settlement payment.

o        For Current Employees of Edward Jones: If you are currently employed
         -------------------------------------
by Edward Jones in a Covered Position in California, please complete this Claim Form only if you disagree with the number of Compensable Work Months listed in Section II below or if your address has changed. If you do elect to return this Claim Form, the deadline for postmarking it is [**** INSERT DATE ****].

I.       PLEASE PROVIDE THE FOLLOWING INFORMATION:
         -----------------------------------------

         Name (first, middle and last):_______________________________________

         Home Street Address:  _______________________________________________

         City, State, Zip Code:  _____________________________________________

         Home Telephone Number: (____) __________________

         Social Security Number: ________________________

II.      YOUR WORK HISTORY AT EDWARD D. JONES & CO., L.P. ("JONES").
         -----------------------------------------------------------

According to Edward Jones' payroll records, you held a "Covered Position" (which is defined as Investment Representative, Financial Advisor, or salaried or commissioned Financial Advisor Trainee, excluding trainees paid at an hourly rate) with Edward Jones in the State of California for a total of _____ "Compensable Work Months" between October 20, 2001 and ______________ [INSERT PRELIMINARY APPROVAL DATE] (the "Covered Period"). A "Compensable Work Month" is a calendar month in which you held a Covered Position in California for at least 15 days during the Covered Period. For example, if you were employed as an Investment Representative from January 1, 2003 to September 14, 2003, your "Compensable Work Months" would be 8.

         Based on the Compensable Work Months listed above, your total settlement payment should be approximately __ x $375 = $_______ (less taxes and withholding).

III.     IF YOU DISPUTE EDWARD JONES' PAYROLL RECORDS:
         ---------------------------------------------

         If you believe that the number of Compensable Work Months listed above is incorrect, please:

         1. Write below the number of Compensable Work Months you held a Covered Position with Edward Jones in California during the Covered Period, where "Compensable Work Months" means those calendar months in which you held a Covered Position for at least 15 calendar days.

            ________   Compensable Work Months

         2. Please attach to this Claim Form any documents that support the number of Compensable Work Months you are claiming (for example, pay stubs, payroll records, or registration records). Please be advised that Edward
                                           -----------------------------
Jones' payroll records are presumed to be correct unless the documents you
--------------------------------------------------------------------------
provide prove otherwise.
------------------------

IV.      RELEASE OF CLAIMS.
         ------------------

         1. Upon the effective date of the California Settlement, I, on behalf of myself, and each of my heirs, representatives, successors, assigns, and attorneys, shall be deemed to have, and by operation of the California Judgment shall have, fully and finally released and discharged Edward Jones, and each of its officers, directors, employees, shareholders, general partners, limited partners, agents, representatives, predecessors, successors, affiliates, assigns, parents, subsidiaries, and attorneys, from any and all of the following claims, rights, demands, liabilities and causes of action of every nature, character, and description, whether sounding in tort, contract, statute, or other applicable law, whether known or unknown, whether anticipated or unanticipated, that arose from my employment in a Covered Position in California during the Covered Period and were based on any of the following categories of allegations (the "Settled Claims"): (1) any and all claims for unpaid overtime under California or federal law; (2) any and all claims stemming from or based on the alleged misclassification of Covered Positions as exempt under California or federal law; (3) any and all claims for the failure to provide meal and/or rest periods to employees in Covered Positions in accordance with California law; (4) any and all claims alleging the improper assessment of costs, expenses, fines, penalties, chargebacks, trade errors, trade losses, or settlements on employees in Covered Positions (i.e., wage deduction claims) under California law; (5) any and all claims for failure to reimburse or indemnify employees in Covered Positions for their business costs or expenses, including without limitation claims for reimbursement of costs spent on or imposed for any type of business expense or support staff (i.e., business expense claims), under California law; (6) any and all claims based on frequency of pay, wage statements, manner of payment, and/or record keeping; and (7) any and all claims for penalties or damages relating to claims described in subparagraphs (1) through (6) above, including but not limited to the following types of relief: salary, bonuses, commissions, draws, trips, prizes, awards, vacation, employee benefits, overtime wages, minimum wages, meal and rest breaks, business expenses, wage deductions, incentives, and profit sharing. "Settled Claims" include claims that fall within the above definition and arise under the federal Fair Labor Standards Act, the Portal to Portal Act, California Labor Code Sections 96 through 98.2 et seq., the
                                                           -------
California Payment of Wages Law, and, in particular, California Labor Code
Section 200 et seq., including California Labor Code Sections 200 through 243
            -------
and Sections 203 and 218 and 218.5 in particular, California Labor Code
Section 300 et. seq., California Labor Code Section 1194, California Labor
            --------
Code Sections 2802 and 2804, the California Unfair Competition Act, and in particular, California Business and Professional Code Section 17200 et seq.,
                                                                    -------
the California Labor Code Private Attorneys General Act of 2004, codified at California Labor Code Sections 2698 through 2699, California Code of Civil Procedure Section 1021.5, and any other provision of the California Labor Code or applicable California Industrial Welfare Commission Wage Orders, in all of their iterations (including without limitation Wage Order 4 and the wage, overtime, meal and rest period, record-keeping, and deduction provisions thereof).

         2. I hereby waive the protections of California Civil Code Section 1542 with respect to the Settled Claims, to the extent that section is applicable. Section 1542 states: "A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor."

V.       MAILING INSTRUCTIONS.
         ---------------------

         The deadline for completing and returning this Claim Form is [** INSERT CLAIM/EXCLUSION/OBJECTION DEADLINE **], as evidenced by the postmark The address of the Claims Administrator is:

                       EDWARD JONES Claims Administrator
                              c/o Rust Consulting
                     [INSERT ADDRESS AND TOLL-FREE NUMBER]

VI.      PLEASE SIGN BELOW.
         ------------------

         I declare under penalty of perjury under the laws of the State of California and the United States that the foregoing is true and correct.

Dated:
      -----------------                     ---------------------------------
                                            (Signature)

                                            ---------------------------------
                                            (Print Name)

If you have any questions about completing this Claim Form, please contact the Claims Administrator at [** INSERT TELEPHONE NUMBER **]

                             REQUEST FOR EXCLUSION

      Thill v. Edward D. Jones & Co., L.P., U.S.D.C. Case No. 05-CV-4893
      ------------------------------------

Instructions: If you do not want to participate in the Settlement that is
-------------        ------
described in the Notice of Class Action Settlement that accompanies this form (i.e. the "California Settlement"), please complete this Request for Exclusion Form in its entirety, sign the form under penalty of perjury, and return it to the Claims Administrator at the address listed below. If you choose to complete this Request for Exclusion, the deadline for mailing it to the Claims Administrator is [**INSERT CLAIM/EXCLUSION/OBJECTION DEADLINE**] (as evidenced by the postmark).

I.       PERSONAL INFORMATION
         --------------------

         Name (first, middle and last):_______________________________________

         Home Street Address:  _______________________________________________

         City, State, Zip Code:  _____________________________________________

         Home Telephone Number: (____) __________________

         Social Security Number: ________________________

II.      REQUEST FOR EXCLUSION
         ---------------------

         By signing and returning this Request for Exclusion Form, I certify, under penalty of perjury, that I have carefully read the Notice of Class Action Settlement and that I wish to be excluded from the California Settlement. I understand this means that I will not receive any money or other
            ------------------------------------------------------------------
benefits under the California Settlement.
-----------------------------------------

III.     MAILING INSTRUCTIONS
         --------------------

         If you choose to return this Request for Exclusion Form, you must mail it to the Claims Administrator, along with a photocopy of your driver's license or other form of government issued picture identification (e.g. passport) the following address. To be valid, the Request for Exclusion must be postmarked on or before [**CLAIM/EXCLUSION/OBJECTION DEADLINE **]:

                       EDWARD JONES Claims Administrator
                              c/o Rust Consulting
                     [INSERT ADDRESS AND TOLL-FREE NUMBER]

IV.      PLEASE SIGN BELOW.
         ------------------

         I declare under penalty of perjury under the laws of the State of California and the United States that the foregoing is true and correct.

Dated:
      --------------                ------------------------------------
                                    (Signature)

                                    ------------------------------------
                                    (Print Name)



                                      2